Exhibit 21.1

THE NIELSEN COMPANY - SUBSIDIARIES/JOINT VENTURES
				December 31, 2020
#	Company	Country			%
1816	ACNielsen AMER Algeria EURL	Algeria	AMER Research Limited	CY	100
2408	AGB America S.A.	Anguilla	AGB Nielsen Media Research B.V.	NL	100
3634	Gracenote Argentina S.R.L.	Argentina	Gracenote Media Services, LLC Gracenote South America Holdco, LLC	US US	90 10
2916	The Nielsen Company South America S.R.L.	Argentina	Nielsen Sub Holding Company ACNielsen Company of Canada	CA CA	12.21 87.79
3640	HWW Pty Ltd	Australia	Gracenote Media Services, LLC	US	100
3679	Landsberry and James Marketing Pty Ltd	Australia	NetRatings Australia Pty Ltd	AU	100
3680	Landsberry and James Pty Ltd	Australia	NetRatings Australia Pty Ltd	AU	100
3682	Media Core Pty Ltd	Australia	NetRatings Australia Pty Ltd	AU	100
2423	NetRatings Australia Pty. Ltd.	Australia	The Nielsen Company (Holdings) Pty. Limited	AU	100
4001	Nielsen Connect Australia Pty Ltd	Australia	Nielsen Sub Holdings I B.V.	NL	100
2378	Nielsen Television Audience Measurement Pty. Ltd.	Australia	AGB Nielsen Media Research TAM Holding B.V.	NL	100
3564	Nielsen Sports Pty Ltd.	Australia	RSMG Insights Coöoperatief U.A.	NL	100
3562	Repucom International Pty Ltd	Australia	RSMG Insights Coöoperatief U.A.	NL	100
3563	Repucom Investments Pty Ltd	Australia	Repucom International Pty Ltd	AU	100
3681	Savvy Media Monitoring Pty Ltd	Australia	NetRatings Australia Pty Ltd	AU	100
1398	The Nielsen Company (Australia) Pty. Ltd.	Australia	The Nielsen Company (Holdings) Pty. Limited	AU	100
2669	The Nielsen Company (Holdings) Pty. Limited	Australia	AGB Nielsen Media Research B.V.	NL	100
1227	A.C. Nielsen Gesellschaft m.b.H.	Austria	ACNielsen (Nederland) B.V.	NL	100
2216	The Nielsen Company (Bangladesh) Ltd.	Bangladesh	Nielsen (India) Private Limited	IN	100
1239	ACNielsen Bel	Belarus	ACNielsen Cyprus Limited	CY	100
4002	Nielsen Media Belgium SRL	Belgium	AGB Nielsen Media Research B.V.	NL	100
3565	Nielsen Sports Belgium SA	Belgium	Nielsen Sports France Sàrl Nielsen Sports UK and Ireland Limited	FR UK	99.7 0.3

1228	The Nielsen Company (Belgium) SPRL	Belgium	ACNielsen Holdings Limited The Nielsen Company (Denmark) ApS	HK DK	99.9919 0.0081
3560	Empresa de Servicios ACNielsen S.A.	Bolivia	Nielsen Sub Holdings I B.V. Jorge Venegas Soliz (third party) Iver Lawrence von Borries Antezana (third party)	NL	99.71 0.145 0.145
1300	A.C. Nielsen do Brasil Ltda.	Brazil	Art Holding (Brazil) C.V. Nielsen Holdings, L.L.C.	NL US	99.988082 0.01191762
3633	Gracenote Brasil Metainformacao Limitada	Brazil	Gracenote Media Services, LLC Gracenote South America Holdco, LLC	US US	95.48 4.52
3358	Nielsen eRatings.com do Brasil Ltda	Brazil	Nielsen Digital Solutions A.C. Nielsen do Brasil Ltda.	KY BR	99.999829 0.000171
4003	Nielsen Serviços de Mídia Brasil Ltda	Brazil	Nielsen Media Research B.V.	NL	100
3551	PointLogic Latin America Desenvolvimento e Consultoria de Sistemas Ltda.	Brazil	Nielsen Media Research B.V.	NL	100
3566	Repucom Brazil Participações Ltda	Brazil	RSMG Insights Coöoperatief U.A. José Colagrossi Neto (third party)	NL	99.9671 0.0329
1240	ACNielsen Bulgaria Ltd	Bulgaria	ACNielsen Cyprus Limited	CY	100
3486	Nielsen Admosphere Bulgaria JSC	Bulgaria	Nielsen Admosphere, a.s.	CZ	100
1590	ACNielsen Cameroon Sarl	Cameroon	ACNielsen Cyprus Limited	CY	100
3624	7266782 Canada Inc	Canada	Gracenote Canada, Inc	CA	100
1307	ACNielsen Company of Canada	Canada	ACNielsen (Nederland) B.V.	NL	100
3623	Gracenote Canada, Inc	Canada	AGB Nielsen Media Research B.V.	NL	100
1183	Nielsen Media Research Limited	Canada	The Nielsen Company (US), LLC	US	100
2881	Nielsen Sub Holding Company	Canada	ACNielsen Company of Canada	CA	100
3567	Nielsen Sports Canada Inc.	Canada	RSMG Insights Coöoperatief U.A.	NL	100
3625	SportsDirect Inc.	Canada	Gracenote Canada, Inc 7266782 Canada Inc	CA CA	21.1 78.9
1234	ACNielsen Cayman Islands Colombia Ltd.	Cayman Islands	Nielsen Sub Holdings II B.V.	NL	100
3355	IBOPE eRatings.com Latin America	Cayman Islands	Nielsen Digital Solutions International Media Surveys LLC (third party)	KY US	92 8
2588	Nielsen Digital Solutions	Cayman Islands	ACNielsen eRatings.com	US	100
1236	A.C. Nielsen Chile Limitada	Chile	Nielsen Holdings, L.L.C. Nielsen Sub Holdings I B.V.	US NI	0.4 99.6
3618	Infostrada Technology Harbin Ltd	China	Infostrada Statistics B.V.	NL	100

1363	The Nielsen Company (Guangzhou) LTD	China	ACNielsen Group Limited Third party shareholder(s)	HK	90 10
1361	The Nielsen Company (Shanghai) Ltd.	China	Nielsen Media Research B.V. Third party shareholder(s)	NL	90 10
1235	A.C. Nielsen de Colombia Ltda.	Colombia	ACNielsen Cayman Islands Colombia Ltd. Nielsen Sub Holdings II B.V.	KY NL	99.9999999871 0.0000000129
1286	ACNielsen Costa Rica S.A.	Costa Rica	Nielsen Sub Holdings II B.V.	NL	100
1589	AC Nielsen Cote d'Ivoire Limited	Cote d'Ivoire	ACNielsen Cyprus Limited	CY	100
1252	ACNielsen d.o.o.	Croatia	ACNielsen Piackutató Kft.	HU	100
2542	AGB Nielsen Media Research Ltd.	Croatia	AGB Nielsen Media Research TAM Holding B.V. Srdan Dumicic (third party) Damir Tabulovstrelov (third party)	NL	51 24.5 24.5
1238	ACNielsen Cyprus Limited	Cyprus	ACNielsen (Nederland) B.V.	NL	100
1309	AMER Research Limited	Cyprus	ACNielsen (Nederland) B.V.	NL	100
3154	MEMRB Retail Tracking Services Limited	Cyprus	Nielsen Sub Holdings I B.V.	NL	100
2383	Nielsen Audience Measurement (Cyprus) Ltd.	Cyprus	The Nielsen Company (Greece) Audience Measurement and Market Research Single Member Societe Anonyme (Corporate Name), The Nielsen Company (Greece) Single Member S.A. (Distinctive Title)	GR	100
3102	RPJV The Retail Plus Company Limited	Cyprus	VNU International B.V.	NL	100
1242	ACNielsen Czech Republic s.r.o.	Czech Republic	ACNielsen Cyprus Limited	CY	100
3484	Adwind Software, a.s.	Czech Republic	Nielsen Admosphere, a.s.	CZ	100
3482	Nielsen Admosphere, a.s.	Czech Republic	AGB Nielsen Media Research B.V. (1189) Admosphere Group, a.s. (third party)	NL CZ	51
3636	EPG Systems ApS	Denmark	Gracenote Media Services, LLC	US	100
4033	Nielsen Media Denmark ApS	Denmark	AGB Nielsen Media Research B.V.	NL	100
1264	The Nielsen Company (Denmark) ApS	Denmark	ACNielsen AB	SE	100
2205	ACNielsen Dominicana, SRL	Dominican Republic	Nielsen Sub Holdings I B.V. ACNielsen (Nederland) B.V.	NL NL	99.5454545 0.4550
2384	Nielsen IBOPE Dominicana, S.R.L.	Dominican Republic	AGB America S.A. AGB Nielsen Media Research B.V. IBOPE Latinoamericana S.A. (Uruguay) (third party)	AN NL	51 2.4 46.6

3362	ACNielsen Ecuador S.A.	Ecuador	Nielsen Sub Holdings I B.V. Nielsen Sub Holdings II B.V.	NL NL	99.9999335 0.000066577
1812	Nielsen Egypt LLC	Egypt	AMER Research Limited ACNielsen Cyprus Limited	CY CY	99.04 0.96
1287	AC Nielsen El Salvador, S.A. de C.V.	El Salvador	ACNielsen Centroamerica, S.A Nielsen Sub Holdings I B.V.	GT NL	99 1
1243	ACNielsen Eesti OÜ	Estonia	ACNielsen Cyprus Limited	CY	100
1266	A.C. Nielsen Finland Oy	Finland	Nielsen Sub Holdings II B.V.	NL	100
1267	Finnpanel Oy	Finland	AGB Nielsen Media Research B.V. TNS Gallup Oy (third party)	NL FI	50 50
3585	A3 Distrib SAS	France	Nielsen Holding France SAS	FR	100
1268	AC Nielsen S.A.S.	France	Nielsen Holding France SAS	FR	100
2456	Nielsen Holding France S.A.S.	France	Nielsen Sub Holdings I B.V.	NL	100
4007	Nielsen Media France S.A.S.	France	AGB Nielsen Media Research B.V.	NL	100
4005	Nielsen Media Services France S.A.S.	France	AGB Nielsen Media Research B.V.	NL	100
3408	Nielsen Services France S.A.S.	France	Nielsen Holding France SAS	FR	100
3568	Nielsen Sports France Sarl	France	Nielsen Sports Deutschland GmbH	DE	100
3609	Gracenote GmbH	Germany	Gracenote Inc.	US	100
3407	Nielsen Services Germany GmbH	Germany	The Nielsen Company (Germany) GmbH	DE	100
3546	Nielsen Tele Medical GmbH	Germany	Nielsen Sub Holdings I B.V.	NL	100
3572	Nielsen Sports Deutschland GmbH	Germany	Nielsen Media Germany GmbH	DE	100
3573	Nielsen Media Germany GmbH	Germany	RSMG Insights Coöoperatief U.A.	NL	100
3658	Refined Labs, GmbH	Germany	The Nielsen Company (US) LLC	US	100
3574	Nielsen Media Services GmbH	Germany	Nielsen Media Germany GmbH	DE	100
1347	The Nielsen Company (Germany) GmbH	Germany	Nielsen Holding France SAS	FR	100
1117	VNU Business Publications Deutschland GmbH	Germany	VNU Holding (Deutschland) GmbH	DE	100
385	VNU Holding (Deutschland) GmbH	Germany	Nielsen Holding and Finance B.V.	NL	100
1244	ACNielsen Ghana Limited	Ghana	ACNielsen Cyprus Limited	CY	100
4031	Nielsen Consumer Greece Single Member S.A.	Greece	Nielsen Sub Holdings I B.V.	NL	100

2388	Organotiki S.A.	Greece	The Nielsen Company (Greece) Audience Measurement and Market Research Single Member Societe Anonyme (Corporate Name), The Nielsen Company (Greece) Single Member S.A. (Distinctive Title) Moschou (third party)	GR	80 20
2385	The Nielsen Company (Greece) Audience Measurement and Market Research Single Member Societe Anonyme (Corporate Name), The Nielsen Company (Greece) Single Member S.A. (Distinctive Title)	Greece	AGB Nielsen Media Research B.V.	NL	100
1285	ACNielsen Centroamerica, S.A.	Guatemala	Nielsen Sub Holdings II B.V. ACNielsen Costa Rica S.A.	NL	99.9975 0.00254
3159	MEMRB Retail Tracking Services (Guernsey) Lt.d	Guernsey	MEMRB Retail Tracking Services Limited JTC Fund Solutions (Guernsey) Limited (third party)	CY	99.993 0.007
1288	ACNielsen Honduras S.A. de C.V.	Honduras	ACNielsen Centroamerica, S.A. Nielsen Sub Holdings I B.V.	GT NL	99.6 0.4
1356	ACNielsen Holdings Limited	Hong Kong	Nielsen Sub Holdings II B.V. Nielsen Sub Holdings II B.V.	NL NL	99.740746 (Included preference shares 99.744122) 0.259254 (Included preference shares 0.25587795)
1362	ACNielsen Group Limited	Hong Kong	The Nielsen Company (Management Services -HK) Limited ACNielsen Holdings Limited	HK HK	99.792 0.208
3613	Gracenote Limited	Hong Kong	Gracenote Inc	US	100
4010	Nielsen Media Hong Kong Limited	Hong Kong	AGB Nielsen Media Research B.V.	NL CH	100
1360	The Nielsen Company (Hong Kong) Limited	Hong Kong	The Nielsen Company (Management Services -HK) Limited	HK	100
1357	The Nielsen Company (Management Services -HK) Limited	Hong Kong	ACNielsen Holdings Limited Nielsen Sub Holdings II B.V.	HK NL	99.99999848 0.00000152
1245	ACNielsen Piackutató Kft.	Hungary	ACNielsen Cyprus Limited	CY	100
2389	Nielsen Közönségmérés Kft.	Hungary	AGB Nielsen Media Research TAM Holding B.V.	NL	100

3416	Arbitron Technology Services India Private Ltd.	India	Nielsen Audio, Inc. Arbitron Holdings Inc.	US US	99.999437 0.000562866
3629	Tribune Digital Ventures Software Development Center India Private Limited	India	Gracenote Digital Ventures, LLC Gracenote International Holdco, LLC	US US	99.984 0.016
273	Nielsen (India) Private Limited	India	Nielsen Sub Holdings I B.V. TNC Europe B.V.	NL NL	99.999.957 0.000043
3199	Nielsen Media India Private Limited	India	ACNielsen Corporation The Nielsen Company (Mauritius) Limited	US MU	68 32
3575	Nielsen Sports India Private Limited	India	Repucom International Pty Ltd Nielsen Sports America, LLC Nielsen Sports Singapore Pte Ltd Krishnan Vaidyanathan (third party)	AU US SG	57.26848 35.26425 7.46721 0.00006
1391	TAM Media Research Private Limited	India	Nielsen (India) Private Limited Kantar Media Research Pvt Ltd (third party)	IN UK	50 50
3630	What's On India Media Private Limited	India	Tribune Digital Ventures Singapore Pte Ltd Tribune Digital Ventures Software Development Center India Private Limited	SG IN	99.32 0.68
3660	Visual IQ Techno Services India Private Limited	India	The Nielsen Company (US) LLC	US	100
1887	PT. Nielsen Audience Measurement	Indonesia	AGB Nielsen Media Research B.V. AGB Nielsen Media Research TAM Holding B.V.	NL NL	99 1
3371	PT. Sri Karya Utama Graha	Indonesia	The Nielsen Company (Singapore) Holdings Pte. Ltd. PT. The Nielsen Company Indonesia	SG ID	99.77 0.23
1368	PT. The Nielsen Company Indonesia	Indonesia	The Nielsen Company (Singapore) Holdings Pte. Ltd. The Nielsen Company (Singapore) Pte. Ltd.	SG SG	99 1
1276	A.C. Nielsen of Ireland Limited	Ireland	Nielsen Sub Holdings II B.V.	NL	100
3656	Nielsen Finance Holdings Ireland Limited	Ireland	Nielsen Finance Ireland Limited	IE	100
3539	Nielsen Finance Ireland Limited	Ireland	Nielsen Luxembourg S.a.r.l.	LU	100
4012	Nielsen Media Watch Ireland Limited	Ireland	AGB Nielsen Media Research B.V.	NL	100
3095	The Nielsen Company Finance (Ireland) Designated Activity Company	Ireland	Nielsen Luxembourg S.a.r.l.	LU	100
1387	ACNielsen (Israel) Ltd.	Israel	Nielsen Sub Holdings I B.V.	NL	100
3530	eXelate Media Ltd.	Israel	eXelate, Inc.	US	100

3364	Nielsen Innovate Fund, LP *Nielsen Innovate Fund, LP has several investments in Israel, not included in this overview	Israel	AGB Nielsen Media Research B.V. R&R Venture Partners LLC (third party) Fred Langhammer (third party) Nielsen Innovate Ltd. Partam High Tech Limited (third party) Mr. Itzhak Fisher (third party)	NL US US IL IL	LP LP LP GP LP
3365	Nielsen Innovate Ltd.	Israel	AGB Nielsen Media Research B.V.	NL	100
3654	vBrand Ltd	Israel	eXelate Media Ltd	IL	100
3604	Volcano Data Limited	Israel	A.C.Nielsen Company Limited	UK	100
2155	AGB Nielsen Media Research Holding S.p.A.	Italy	AGB Nielsen Media Research B.V.	NL	100
4013	Nielsen Media Italy S.r.l.	Italy	AGB Nielsen Media Research B.V.	NL	100
4008	Nielsen Media Services Italy S.r.l.	Italy	Nielsen Media Italy S.r.l.	IT	100
3406	Nielsen Services Italy S.r.l.	Italy	The Nielsen Company (Italy) S.r.l.	IT	100
3576	Nielsen Sports Italia Srl	Italy	Nielsen Media Germany GmbH	DE	100
1277	The Nielsen Company (Italy) S.r.l.	Italy	Nielsen Sub Holdings I B.V.	NL	100
3612	Gracenote KK	Japan	Gracenote Inc.	US	100
1355	Nielsen Digital Co., Ltd.	Japan	ACNielsen eRatings.com NetRatings Australia Pty. Ltd. Video Research Ltd (Third Party)	US AU	54,68 11.32 34
4025	Nielsen Media Japan GK	Japan	AGB Nielsen Media Research B.V.	NL	100
3502	Nielsen Services Japan GK	Japan	The Nielsen Company Japan	JP	100
3577	Nielsen Sports Japan K.K.	Japan	Repucom International Pty Ltd	AU	100
1369	The Nielsen Company Japan	Japan	The Nielsen Company (Singapore) Holdings Pte. Ltd.	SG	100
3380	Nielsen for Consultancies Limited Liability Company	Jordan	Nielsen Sub Holdings I B.V.	NL	100
3631	Television Information Technology Company LLC	Jordan	What's On India Media Private Limited	IN	100
1246	ACNielsen Kazakhstan LLP	Kazakhstan	ACNielsen Cyprus Limited	CY	100
1247	ACNielsen Kenya Limited	Kenya	ACNielsen Cyprus Limited Yordanov (third party)	CY	99.9 0.1
3611	Enswers Inc	Korea	Gracenote Korea Ltd	KR	100
3610	Gracenote Korea Ltd.	Korea	Gracenote Inc.	US	100
3505	Nielsen Services Korea Ltd.	Korea	Nielsen Sub Holdings II B.V.	NL	100
3578	Nielsen Media Korea LLC	Korea	RSMG Insights Coöoperatief U.A.	NL	100

1310	The Nielsen Company Korea Ltd	Korea	ACNielsen Company of Canada	CA	100
1248	ACNielsen Latvia SIA	Latvia	ACNielsen Cyprus Limited	CY	100
1249	UAB ACNielsen Baltics	Lithuania	ACNielsen Cyprus Limited	CY	100
3657	Nielsen Holdings Luxembourg S.a.r.l.	Luxembourg	Nielsen Luxembourg S.a.r.l.	LU	100
3405	Nielsen Luxembourg S.a.r.l.	Luxembourg	Nielsen Holding and Finance B.V.	NL	100
3094	The Nielsen Company (Luxembourg) S.a.r.l.	Luxembourg	ACNielsen Corporation	US	100
1890	Nielsen Audience Measurement Sdn. Bhd.	Malaysia	AGB Nielsen Media Research B.V.	NL	100
1371	The Nielsen Company (Malaysia) Sdn. Bhd.	Malaysia	The Nielsen Company (Singapore) Holdings Pte. Ltd.	SG	100
2566	The Nielsen Company (Mauritius) Limited	Mauritius	VNU International B.V.	NL	100
1284	A.C. Nielsen, S de RL de C.V.	Mexico	Panel International SA LLC Nielsen Sub Holdings I B.V.	US NL	99.99999095 0.00000905
2398	Nielsen Ibope Mexico, S.A. de C.V.	Mexico	AGB Netherlands C.V. AGB Nielsen Media Research B.V. IBOPE Latinoamericana S.A. (third party)	NL NL	26.7 26.7 46.6
4016	Nielsen Media Mexico, S. de R.L. de C.V.	Mexico	Nielsen Media Research B.V. Infostrada Statistics B.V.	NL NL	99 1
2466	Nielsen Mexico Services, S de RL de CV	Mexico	AC Nielsen Mexico LLC ACNielsen Company of Canada	US CA	22.18 77.82
1814	ACNielsen SARL	Morocco	AMER Research Limited	CY	100
4017	Nielsen Media Myanmar Ltd.	Myanmar	AGB Nielsen Media Research B.V.	NL	100
3478	Nielsen MMRD (Myanmar) Co., Ltd.	Myanmar	Nielsen MMRD Holdings Pte. Ltd. ACNielsen (Singapore) Pte. Ltd.	SG SG	99.9999 0.0001
2217	The Nielsen Company Nepal Pvt Ltd.	Nepal	Nielsen (India) Private Limited	IN	100
1291	ACNielsen (Nederland) B.V.	Netherlands	Nielsen Sub Holdings I B.V.	NL	100
2399	AGB Netherlands C.V.	Netherlands	AGB Panamericana, S.A. AGB America S.A.	PA AI	99 1
1189	AGB Nielsen Media Research B.V.	Netherlands	Nielsen Sub Holdings I B.V.	NL	100
2400	AGB Nielsen Media Research TAM Holding B.V.	Netherlands	AGB Nielsen Media Research Holding S.p.A.	IT	100
1299	Art Holding (Brazil) C.V.	Netherlands	Nielsen Sub Holding Company Nielsen Holdings, L.L.C.	CA US	99 1
3639	Gracenote Netherlands B.V.	Netherlands	Gracenote Media Services, LLC	US	100
3616	Gracenote Netherlands Holdings B.V.	Netherlands	Nielsen Holding and Finance B.V.	NL	100
3620	Infostrada Concepts B.V.	Netherlands	Infostrada Statistics B.V.	NL	100

3619	Infostrada Global Sports Database B.V.	Netherlands	Infostrada Statistics B.V.	NL	100
3617	Infostrada Statistics B.V.	Netherlands	Gracenote Netherlands Holdings B.V.	NL	100
1	Nielsen B.V.	Netherlands	Nielsen Holding and Finance B.V.	NL	100
3715	Nielsen Finco B.V.	Netherlands	Nielsen Luxembourg S.a.r.l.	LU	100
2148	Nielsen Holding and Finance B.V.	Netherlands	The Nielsen Company B.V.	NL	100
4036	Nielsen Innovate B.V.	Netherlands	Nielsen Sub Holdings I B.V.	NL	100
2140	Nielsen Media Research B.V.	Netherlands	Nielsen B.V.	NL	100
3724	Nielsen Precima B.V.	Netherlands	Acnielsen (Nederland) B.V.	NL	100
4030	Nielsen SpinCo B.V.	Netherlands	The Nielsen Company B.V.	NL	100
3579	Nielsen Sports Nederland B.V.	Netherlands	RSMG Insights Coöperatief U.A.	NL	100
2462	Nielsen Sub Holdings I B.V.	Netherlands	TNC Europe B.V.	NL	100
2914	Nielsen Sub Holdings II B.V.	Netherlands	Nielsen Sub Holdings I B.V.	NL	100
3561	RSMG Insights Coöperatief U.A.	Netherlands	Nielsen Holding and Finance B.V.	NL	100
395	The Nielsen Company B.V.	Netherlands	Valcon Acquisition B.V.	NL	100
89	TNC Europe B.V.	Netherlands	VNU International B.V.	NL	100
2221	Valcon Acquisition B.V.	Netherlands	Nielsen Holdings Plc	UK	100
70	VNU International B.V.	Netherlands	Nielsen Holdings Luxembourg S.a.r.l.	LU	100
1321	A.C. Nielsen (N.Z.) ULC	New Zealand	Nielsen Sub Holdings II B.V.	NL	100
1891	AGB Nielsen Media Research (New Zealand) Ltd.	New Zealand	AGB Nielsen Media Research B.V.	NL	100
1289	ACNielsen Nicaragua, S.A.	Nicaragua	ACNielsen Centroamerica, S.A. Nielsen Sub Holdings I B.V.	GT NL	98 2
1254	ACNielsen Nigeria Limited	Nigeria	ACNielsen Cyprus Limited ACNielsen Company of Canada	CY CA	80 20
1322	ACNielsen Norge AS	Norway	Nielsen Sub Holdings II B.V.	NL	100
1323	Nielsen Media Research AS	Norway	AGB Nielsen Media Research B.V.	NL	100
3719	Nielsen for Market Research LLC	Oman	Nielsen Sub Holdings I B.V. ACNielsen (Nederland) B.V.	NL NL	99 1
1255	ACNielsen Pakistan (Private) Limited	Pakistan	ACNielsen Cyprus Limited A. C. Nielsen Company, LLC	CY US	99.9999655 0.0000345
1290	ACNielsen Panama, S.A.	Panama	ACNielsen Centroamerica, S.A.	GT	100
2401	AGB Panamericana, S.A.	Panama	AGB Nielsen Media Research Holding S.p.A. AGB Nielsen Media Research B.V.	IT NL	60 40

3600	The Nielsen Company Paraguay S.R.L.	Paraguay	Nielsen Sub Holdings I B.V. ACNielsen (Nederland) B.V.	NL NL	96.15 3.85
2973	Nielsen S.R.L.	Peru	Nielsen Sub Holdings I B.V. Rolando Omar Ramirez-Gaston Horny (third party)	NL	99.999995 0.00000488
1892	AGB Nielsen Media Research (Philippines) Inc.	Philippines	AGB Nielsen Media Research TAM Holding B.V. (AGB NMR TAM Holding B.V. holds 8,159,851 shares of which 10 are held in trust by 6 different Nielsen employees.	NL	99.99 0.000001225
1373	The Nielsen Company (Philippines), Inc.	Philippines	The Nielsen Company (Belgium) SPRL Minority shareholders: John Patrick Sy Cua (0,0001%), ,Louise Andrea Navalta (0,0002%),Marissa Tagle (0,0001%), Rizza Miagao (0,0001%) (all employees), Fulvio Dawilan (not a Nielsen employee).	BE	99.9994 0.0006
1253	ACNielsen Polska Sp. z o.o.	Poland	Nielsen Sub Holdings I B.V.	NL	100
2403	AGB Nielsen Media Research Sp. z o.o.	Poland	AGB Nielsen Media Research TAM Holding B.V.	NL	100
4011	Nielsen Media Services Poland Sp.z o.o.	Poland	AGB Nielsen Media Research B.V.	NL	100
3404	Nielsen Services Poland Sp. z o.o.	Poland	ACNielsen Polska Sp. z o.o. Nielsen Sub Holdings I B.V.	PL NL	76.589595 23.410405
1320	A.C. Nielsen Portugal- Estudos de Mercado- Unipessoal, Lda.	Portugal	Nielsen Sub Holdings I B.V.	NL	100
1324	A.C. Nielsen P.R. LLC	Puerto Rico	Nielsen Sub Holdings II B.V.	NL	100
3392	Nielsen IBOPE Puerto Rico Inc.	Puerto Rico	AGB Nielsen Media Research B.V. IBOPE Latinoamericana, SA (Uruguay) (Third party)	NL	53.4 46.6
3429	Nielsen Consultancy LLC	Qatar	ACNielsen Cyprus Limited	CY	100
4026	Nielsen Media QFC LLC	Qatar	AGB Nielsen Media Research B.V.	NL	100
1256	ACNielsen Romania srl	Romania	ACNielsen Cyprus Limited	CY	100
1257	ACNIELSEN Limited Liability Company	Russia	ACNielsen Cyprus Limited ACNielsen (Nederland) B.V.	CY NL	99.9 0.1
3716	Nielsen Data Factory LLC	Russia	ACNIELSEN Limited Liability Company	RU	100
4018	Nielsen Media Russia LLC	Russia	AGB Nielsen Media Research B.V. Nielsen Media Research B.V.	NL NL	99 1
4028	Nielsen Media Saudi Limited	Saudi Arabia	AGB Nielsen Media Research B.V.	NL	100

3668	VNU Market Research Services Company Limited	Saudi Arabia	Nielsen Sub Holdings I B.V. Bass International Investment Co, Ltd	NL SA	95 5
1817	ACNielsen d.o.o.	Serbia	ACNielsen Cyprus Limited	CY	100
2409	Nielsen Audience Measurement DOO Beograd	Serbia	AGB Nielsen Media Research TAM Holding B.V.	NL	100
1325	ACNielsen (Singapore) Pte. Ltd.	Singapore	Nielsen Sub Holdings II B.V.	NL	100
3632	Tribune Digital Ventures Singapore Pte Ltd	Singapore	Gracenote Digital Ventures, LLC	US	100
3599	Nielsen Innovate Singapore Pte. Ltd	Singapore	Nielsen Sub Holdings I B.V.	NL	100
3437	Nielsen MMRD Holdings Pte. Ltd.	Singapore	ACNielsen (Singapore) Pte. Ltd. Myanmar Marketing Research Pte. Ltd . (third party)	SG	80 20
3580	Nielsen Sports Singapore Pte Ltd	Singapore	Repucom International Pty Ltd	AU	100
1374	The Nielsen Company (Singapore) Pte. Ltd.	Singapore	The Nielsen Company (Singapore) Holdings Pte. Ltd.	SG	100
1367	The Nielsen Company (Singapore) Holdings Pte. Ltd.	Singapore	The Nielsen Company (Belgium) SPRL	BE	100
3370	The Nielsen Company (Singapore) Principal Pte. Ltd.	Singapore	VNU International B.V.	NL	100
1259	ACNielsen Slovakia s.r.o.	Slovakia	ACNielsen Cyprus Limited	CY	100
3487	Nielsen Admosphere Slovakia, s.r.o.	Slovakia	Nielsen Admosphere, a.s.	CZ	100
1260	ACNielsen raziskovalna druzba, d.o.o.	Slovenia	ACNielsen Cyprus Limited	CY	100
2411	AGB Nielsen, medijske raziskave, d.o.o	Slovenia	AGB Nielsen Media Research TAM Holding B.V. GfK, d.o.o. (third party) Ms. Janja Božič Marolt (third party)	NL	58 21 21
2410	NIELSEN LAB, razvoj tehnologij za raziskavo medijev, d.o.o.	Slovenia	Nielsen TV Audience Measurement S.A. AGB Nielsen Media Research B.V.	CH NL	50 50
2163	ACNielsen Marketing and Media (Pty) Limited	South Africa	ACNielsen (Nederland) B.V. AC Nielsen Empowerment Trust	NL ZA	80 20
1895	AGB Nielsen Media Research (South Africa) (Pty) Limited	South Africa	AGB Nielsen Media Research B.V. The AGB Nielsen Empowerment Trust	NL ZA	80 20
1314	A.C. Nielsen Company, S.L.	Spain	ASEE Nielsen Holding (Spain) S.r.l.	ES	100
1312	ASEE Nielsen Holding (Spain) S.r.l.	Spain	Nielsen Sub Holdings I B.V.	NL	100
4014	Nielsen Media Services Spain, S.L.	Spain	AGB Nielsen Media Research B.V.	NL	100
1316	Nielsen Services Spain, S.L.	Spain	ASEE Nielsen Holding (Spain) S.r.l.	ES	100

3582	Nielsen Sports España S.L.U.	Spain	Nielsen Media Germany GmbH	DE	100
2215	The Nielsen Company Lanka (Private) Limited	Sri Lanka	Nielsen (India) Private Limited	IN	100
1326	ACNielsen AB	Sweden	ACNielsen Norge AS	NO	100
4015	Nielsen Media Services Sweden AB	Sweden	AGB Nielsen Media Research B.V.	NL	100
4022	Nielsen Media Sweden AB	Sweden	AGB Nielsen Media Research B.V.	NL	100
3409	Nielsen Services Sweden AB	Sweden	ACNielsen AB	SE	100
3423	Media Focus Schweiz Gmbh	Switzerland	AGB Nielsen Media Research B.V. GfK Switzerland AG (third party)	NL	51 49
1833	NetRatings Switzerland GmbH	Switzerland	Nielsen Sub Holdings II B.V.	NL	100
2417	Nielsen TV Audience Measurement S.A.	Switzerland	AGB Nielsen Media Research B.V.	NL	100
2981	The Nielsen Company (Europe) Sàrl	Switzerland	VNU International B.V.	NL	100
1327	The Nielsen Company (Switzerland) GmbH	Switzerland	Nielsen Sub Holdings II B.V.	NL	100
3175	Syria Retail Tracking LLC - inactive	Syria	MEMRB Retail Tracking Services Limited Ayman Ammar (individual)	CY	75 25
1898	AGB Nielsen Media Research (Taiwan) Ltd.	Taiwan	AGB Nielsen Media Research B.V.	NL	100
1359	The Nielsen Company Taiwan Ltd.	Taiwan	The Nielsen Company (Belgium) SPRL	BE	100
1261	ACNielsen (Tanzania) Ltd.	Tanzania	ACNielsen Cyprus Limited Nielsen Sub Holdings I B.V.	CY NL	99 1
1899	AGB Nielsen Media Research (Thailand) Ltd.	Thailand	AGB Nielsen Media Research B.V. Minority shareholders (seven individuals who each hold 1 share)	NL	99.9993 0.0007
1375	The Nielsen Company (Thailand) Limited	Thailand	The Nielsen Company (Singapore) Holdings Pte. Ltd. Several Nielsen employees hold shares in this company	SG	99.997 0.003
3376	AGB-CDI Trinidad and Tobago Limited	Trinidad and Tobago	Nielsen IBOPE Dominicana, S.R.L.	DO	100
1815	Nielsen Tunisie SARL	Tunisia	AMER Research Limited ACNielsen Cyprus Limited	CY CY	99.02 0.98
1297	Nielsen Arastirma Hizmetleri Limited Sirket	Turkey	ACNielsen (Nederland) B.V.	NL	100
2414	Nielsen Audience Measurement Piyasa Arastirma Hizmetleri A.S.	Turkey	AGB Nielsen Media Research TAM Holding B.V.	NL	100
3655	Retail Plus Teknoloji ve Arastirma Hizmetleri Ltd	Turkey	Nielsen Sub Holdings I B.V. Egemen Oztop	NL	50 50

2449	The Nielsen Company Medya Yayıncılık ve Tanıtım Hizmetleri Anonim Şirketii	Turkey	VNU International B.V.	NL	100
1262	ACNielsen Uganda Limited	Uganda	ACNielsen Cyprus Limited ACNielsen Company of Canada	CY CA	99 1
1263	ACNielsen Ukraine Limited Liability Company	Ukraine	ACNielsen Cyprus Limited ACNielsen Company of Canada	CY CA	99.99 0.01
4023	Nielsen Media Ukraine LLC	Ukraine	AGB Nielsen Media Research B.V.	NL	100
3607	Nielsen Market Research Services FZ-LLC	United Arab Emirates (Dubai)	Nielsen Sub Holdings I B.V.	NL	100
4032	Nielsen Media Middle East FZ-LLC	United Arab Emirates (Dubai)	AGB Nielsen Media Research B.V.	NL	100
1378	A.C. Nielsen Company Limited	United Kingdom	ACNielsen Holdings UK Limited	UK	100
1377	ACNielsen Holdings UK Limited	United Kingdom	Nielsen Holding France SAS	FR	100
3674	Advertising Intelligence Limited	United Kingdom	Nielsen Media Research Limited	UK	100
3516	Brandbank Limited	United Kingdom	A.C. Nielsen Company Limited	UK	100
2350	NetRatings UK Limited	United Kingdom	AGB Nielsen Media Research B.V.	NL	100
932	Nielsen Book Services Limited	United Kingdom	Nielsen Sub Holdings I B.V.	NL	100
3537	Nielsen Holdings Plc	United Kingdom	Public company - listed on the New York Stock Exchange
1755	Nielsen Media Research Limited	United Kingdom	AGB Nielsen Media Research B.V.	NL	100
3583	Nielsen Sports UK and Ireland Limited	United Kingdom	Nielsen Media Germany GmbH	DE	100
3706	Sorenson Media Limited	United Kingdom	The Nielsen Company (US) LLC	US	100
3659	Visual IQ (UK) Limited	United Kingdom	The Nielsen Company (US) LLC	US	100
1452	VNU Holdco (UK) Limited	United Kingdom	VNU International B.V.	NL	100
1330	A.C. Nielsen (Argentina) S.A.	United States/DE	A. C. Nielsen Company, LLC	US	100
1225	A. C. Nielsen Company, LLC	United States/DE	Nielsen International Holdings, Inc.	US	100
2527	AC Nielsen Mexico LLC	United States/DE	ACNielsen Company of Canada	CA	100
1223	ACN Holdings Inc.	United States/DE	VNU Marketing Information, Inc.	US	100
1224	ACNielsen Corporation	United States/DE	ACN Holdings Inc.	US	100
1353	ACNielsen eRatings.com	United States/DE	A. C. Nielsen Company, LLC	US	100
3507	Affinnova, Inc.	United States/DE	The Nielsen Company (US), LLC	US	100
3415	Arbitron Holdings Inc.	United States/DE	Nielsen Audio, Inc.	US	100

1333	ART Holding, L.L.C.	United States/DE	A. C. Nielsen Company, LLC	US	100
1185	Athenian Leasing Corporation	United States/DE	The Nielsen Company (US), LLC	US	100
3641	Baseline, LLC	United States/DE	Baseline Acquisitions LLC	US	100
3638	Baseline Acquisitions LLC	United States/DE	Gracenote Media Services, LLC	US	100
4035	Byzzer, Inc.	United States/DE	TNC (US) Holdings, Inc.	US	100
1335	CZT/ACN Trademarks, L.L.C.	United States/DE	ACNielsen Corporation The Nielsen Company (US), LLC	US US	50 50
3529	eXelate, Inc.	United States/DE	Nielsen International Holdings, Inc.	US	100
3608	Gracenote Inc	United States/DE	The Nielsen Company (US) LLC	US	100
3627	Gracenote Digital Ventures, LLC	United States/DE	The Nielsen Company (US), LLC	US	100
3626	Gracenote International Holdco, LLC	United States/DE	The Nielsen Company (US) LLC	US	100
3628	Gracenote Media Services, LLC	United States/DE	Gracenote Digital Ventures, LLC	US	100
3635	Gracenote South America Holdco, LLC	United States/DE	Gracenote Media Services, LLC	US	100
3441	Harris Interactive International, Inc.	United States/DE	Nielsen Consumer Insights, Inc.	US	100
3588	IFM North America LLC	United States/MO	Nielsen Sports Deutschland GmbH Jeffrey J. Stern Living Trust (third party)	DE	50 50
2860	NC Ventures, LLC	United States/DE	The Nielsen Company (US), LLC Catalina Marketing Corporation (third Party)	US US	63.5 36.5
2861	National Consumer Panel, LLC	United States/DE	Nielsen Consumer LLC Information Resources Inc. (third Party)	US US	50 50
1023	NetRatings, LLC	United States/DE	The Nielsen Company (US), LLC	US	100
2302	Nielsen Audio, Inc.	United States/DE	The Nielsen Company (Luxembourg) S.a.r.l. Nielsen International Holdings, Inc. - Only holds preferred stock in Nielsen Audio, Inc. and has no voting rights.	LU US	100% of the common stock preferred stock
4029	Nielsen Consumer, Inc.	United States/DE	ACN Holdings Inc.	US	100
3438	Nielsen Consumer Insights, Inc.	United States/DE	The Nielsen Company (US), LLC	US	100
4037	Nielsen Consumer LLC	United States/DE	The Nielsen Company (US) LLC	US	100
2586	Nielsen Consumer Neuroscience, Inc	United States/CA	TNC (US) Holdings, Inc.	US	100
2211	Nielsen Finance Co.	United States/DE	Nielsen Finance LLC	US	100
2210	Nielsen Finance LLC	United States/DE	ACN Holdings Inc.	US	100
1340	Nielsen Holdings, L.L.C.	United States/DE	Nielsen Sub Holdings I B.V.	NL	100
3514	Nielsen Innovate NYC, LLC	United States/DE	TNC (US) Holdings, Inc.	US	100

3422	Nielsen International Holdings, Inc.	United States/DE	ACNielsen Corporation	US	100
2230	Nielsen Mobile, LLC	United States/DE	The Nielsen Company (US), LLC	US	100
3723	Nielsen Precima, Inc.	United States/DE	The Nielsen Company (US), LLC	US	100
3480	Nielsen Real Estate Management, Inc.	United States/NY	TNC (US) Holdings, Inc.	US	100
3543	Nielsen UK Finance I, LLC	United States/DE	TNC (US) Holdings, Inc.	US	100
3528	Nielsen Uruguay (US), LLC	United States/DE	Nielsen Sub Holdings II B.V.	NL	100
1180	NMR Investing I, Inc.	United States/DE	The Nielsen Company (US), LLC	US	100
1184	NMR Licensing Associates LP	United States/DE	The Nielsen Company (US), LLC NMR Investing I, Inc.	US US	98.311 1.689
1343	Panel International SA LLC	United States/DE	ACNielsen Company of Canada	CA	100
3557	Qterics, Inc.	United States/DE	The Nielsen Company (US), LLC	US	100
3587	Nielsen Sports America, LLC	United States/DE	Nielsen Sports Pty Ltd.	AU	100
3703	Research by SuperData LLC	United States/NY	SuperData Research Holdings, Inc.	US	100
3652	Rhiza Labs, LLC	United States/PA	The Nielsen Company (US), LLC	US	100
3702	SuperData Research Holdings, Inc.	United States/NY	The Nielsen Company (US) LLC	US	100
2778	TCG Divestiture Inc.	United States/IL	The Nielsen Company (US), LLC	US	100
1581	The Nielsen Company (US), LLC	United States/DE	ACNielsen Corporation	US	100
69	TNC (US) Holdings, Inc.	United States/NY	VNU International B.V.	NL	100
2847	TVaura Mobile LLC	United States/DE	The Nielsen Company (US), LLC Digimarc Corporation (third party)	US US	51 49
3374	Vizu Corporation	United States/DE	The Nielsen Company (US), LLC	US	100
71	VNU Marketing Information, Inc.	United States/DE	TNC (US) Holdings, Inc. The Nielsen Company (US), LLC	US US	95.05 4.95
2188	AC Nielsen de Venezuela S.A.	Venezuela	Nielsen Sub Holdings II B.V.	NL	100
2415	AGB Panamericana de Venezuela Medicion	Venezuela	AGB Netherlands C.V. Ibope Latinoamericana S.A. - Montevideo - Uruguay (third party)	NL	53.4 46.6
1376	The Nielsen Company (Vietnam), Ltd.	Vietnam	The Nielsen Company (Singapore) Holdings Pte. Ltd.	SG	100

THE NIELSEN COMPANY - INVESTMENTS (<50% ownership)
December 31, 2020
#	Company	Country	Shareholder		%
3653	IBOPE Repucom Pesquisas Esportivas Ltda.	Brazil	Repucom Brazil Participações Ltda IBOPE Pesquisa de Midia E Participações Ltda (third party)	BR	45 55
3605	Kantar Midia Participacoes S.A. *This entity holds 100% in IGM S.A., which has multiple (in)direct subsidiaries and investments worldwide, but mostly in LATAM, not included in this overview.	Brazil	AGB Nielsen Media Research B.V. Kantar Paulista Participacoes Ltda (third party)	NL BR	1 99
3490	European National Panels s.r.o.	Czech Republic	Nielsen Admosphere, a.s. STEM/MARK, a.s. (third party) NMS Market Research s.r.o. (third party)	CZ	25.925 37.037 37.037
2432	MediaMetrie Netratings SAS	France	ACNielsen eRatings.com (45.420 shares) Mediametrie, S.A. (third party) (84.350 shares)	US FR	35 65
2387	Media Services S.A.	Greece

The Nielsen Company (Greece) Single Member S.A.
Golden Symbol Investments Limited (third party)
Kyriakos Andreou (third party)
Konstantinos Xouris (third party)
Stavroula Papaioannou & Theoodoros Liakos, beneficiary of Marinos Liakos (third parties)
Marios Andreou (third party)

				GR	30 51, 01 2.88 2.24 11.5 2.37
2218	Gfk Nielsen India Private Limited	India	Nielsen (India) Private Limited Gfk Asia Pte Limited (third party)	IN SG	49.9 50.1
3648	Meterology Data Private Limited	India	TAM Media Research Private Limited Broadcast Audience Research Council (third party)	IN	0.01 99.99
3464	Adstrix Ltd.	Israel	Nielsen Innovate Fund, LP Third parties	IL	30 70
3590	Change Labs Ltd	Israel	Nielsen Innovate Fund, LP Third parties	IL	25.47 74,53
3591	CiValue Systems Ltd	Israel	Nielsen Innovate Fund, LP Third parties	IL	26.89 73.11
3671	Sales Boost Ltd	Israel	Nielsen Innovate Fund, LP Third parties	IL	19.05 80.95

3463	Evolita Ltd.	Israel	Nielsen Innovate Fund, LP Third parties	IL	35 65
3705	Mantivision Ltd	Israel	Nielsen Innovate Fund, LP Third parties	IL	0.26 99,74
3670	Package. Ai Jenny Labs Ltd	Israel	Nielsen Innovate Fund, LP Third parties	IL	20 80
3594	Personalics Ltd	Israel	Nielsen Innovate Fund, LP Third parties	IL	21.37 78.63
3710	Placense	Israel	Nielsen Innovate Fund, LP Third Parties	IL	20 80
3711	Revenuewize	Israel	Nielsen Innovate Fund, LP Third Parties	IL	20 80
3461	Revuze Ltd.	Israel	Nielsen Innovate Fund, LP Third parties	IL	21.25 78.75
3673	Stamp.EE Ltd	Israel	Nielsen Innovate Fund, LP Third parties	IL	25.02 74,98
3708	SRP	Israel	Nielsen Innovate Fund, LP Third Parties	IL	20 80
3595	Tapreason Ltd	Israel	Nielsen Innovate Fund, LP Third parties	IL	33.87 66.13
3650	Tomobox Israel Ltd	Israel	Nielsen Innovate Fund, LP Third parties	IL	22.45 Percentage is subject to fluctuations
3597	Vo Ca Vu Solutions Ltd	Israel	Nielsen Innovate Fund, LP Third parties	IL	29.99 70.01
3712	Walkout	Israel	Nielsen Innovate Fund, LP Third Parties	IL	25 75
3713	Webeyez	Israel	Nielsen Innovate Fund, LP Third Parties	IL	20 80
3649	Wiseshelf Ltd	Israel	Nielsen Innovate Fund, LP Third parties	IL	22.09 Percentage is subject to fluctuations
3598	Wizer Feedback Ltd	Israel	Nielsen Innovate Fund, LP Third parties	IL	28.6 71.4
3707	Xenia	Israel	Nielsen Innovate Fund, LP Third parties	IL	27 73
3709	Yellzz	Israel	Nielsen Innovate Fund, LP Third parties	IL	20 80

3460	Zollo Social Shopping Ltd	Israel	Nielsen Innovate Fund, LP Third parties	IL	38.60 Percentage is subject to fluctuations
3614	Ongaku ShuppanSha Co., Ltd	Japan	Gracenote Inc Third Parties	US	16.67 83.33
3665	True Data Inc	Japan	AGB Nielsen Media Research B.V. Third party	NL	7,21 92,79
3606	Video Research Interactive Inc.	Japan	ACNielsen eRatings.com Video Research Ltd (third party) Dentsu, Inc. (third party) Cyber Communications Inc. (third party) D.A. Consortium Inc. (third party) Hakuhodo Incorporated (third party) Asatsu-DK Inc. (third party) Hakuhodo DY Media Partners Incorporated (third party)	US	34 51 3,5 3,5 3,5 2,7 1 0,8
2420	AGB Stat IPSOS sal	Lebanon	AGB Nielsen Media Research TAM Holding B.V. Ipsos SA (third party) STAT SAL (third party)	NL	40 30 30
3722	Snapbizz Cloudtech Pte Limited	Singapore	Nielsen Innovate Singapore Pte Ltd. Third parties	SG	7.2 92.8
3586	ATRI RETEL (Thailand) Co. Ltd	Thailand	A3 Distrib SAS Third parties	FR	49 51
3049	CGA Strategy Limited* CGA subsidiary is CGA Nielsen (Global) Limited (3481/UK). This entity is indirectly owned by AC Nielsen Company Limited (1378/UK) by 22.22%.This entity is not included in this overview	United Kingdom	A.C. Nielsen Company Limited Mondiale Media Holdings LLP (third party) Philip Tate (third party) WRBM (third party)	UK	21.11 68.61 5.28 5
3494	Toluna Holdings Limited * This company has multiple (in)direct subsidiaries and investments worldwide (Toluna Group). Not included in this list.	United Kingdom	Nielsen Consumer Insights, Inc. third parties	US	7 93
3326	Carrier IQ, Inc.	United States	The Nielsen Company (US), LLC	US	<4
3704	Headset, Inc	United States	The Nielsen Company (US), LLC Third Party	US	2.88 97,12
3544	Frogtek Bop, LLC	United States	Nielsen International Holdings, Inc. Third parties	US	15,94 84,06
3644	Musicplay Analytics LLC	United States	Gracenote Inc Third party	US	4.02 95.98

3717	Outrigger Media, Inc	United States	Nielsen Holding and Finance B.V. Third Parties	NL	20,6 79,4
1395	Percipient Inc.	United States	ACNielsen Corporation	US	6.4
3721	Pereg Ventures Fund I	United States	ACNielsen Corporation Third Parties	US	28.86 71.14
2848	TVaura LLC	United States	The Nielsen Company (US), LLC	US	49